UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2022

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	369 N. New York Ave., Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (407) 904-3324

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 29, 2022, CTO Realty Growth, Inc. (the "Company" or "CTO") completed the acquisition of a lifestyle, mixed-use property in the Forsyth submarket of Atlanta, Georgia ("The Collection at Forsyth " or the "Property") from a certain institutional owner (the "Seller") for a purchase price of $96.0 million. There is no material relationship between the Company or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect to the Company's acquisition of The Collection at Forsyth. The acquisition was funded using (a) available cash, and (b) proceeds from the Company's revolving credit facility, and was structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

Item 7.01.Regulation FD Disclosure.

On December 30, 2022, the Company issued a press release announcing the completion of the acquisition of The Collection at Forsyth. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, unless it is specifically incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements that are required to be filed pursuant to this item will be filed by amendment no later than 71 days after the date on which this initial Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment no later than 71 days after the date on which this initial Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated December 30, 2022, regarding the acquisition of The Collection at Forsyth for $96.0 Million
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2022

CTO Realty Growth, Inc.

By: /s/ Matthew M. Partridge

Senior Vice President, Chief Financial Officer and Treasurer

(Principal Financial Officer)